STANDBY EQUITY DISTRIBUTION AGREEMENT
                      -------------------------------------

     THIS  AGREEMENT  dated  as  of the 19th day of April 2005 (the "Agreement")
                                                                     ---------
between CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Investor"), and FALCON NATURAL GAS CORP., a corporation organized and existing
 -------
under  the  laws  of  the  State  of  Nevada  (the  "Company").
                                                     -------

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase from the Company up to Twenty Million U.S. Dollars ($20,000,000) of the Company's common stock, par value $0.00001 per share (the "Common Stock");
                                                 -------------

     WHEREAS, such investments will be made in reliance upon the provisions of Regulation D ("Regulation D") of the Securities Act of 1933, as amended, and the
               ------------
regulations  promulgated  thereunder  (the  "Securities  Act"), and or upon such
                                             ---------------
other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder; and

     WHEREAS, the Company has engaged Sloan Securities Corporation (the "Placement Agent"), to act as the Company's exclusive placement agent in
 ---------------
connection with the sale of the Company's Common Stock to the Investor hereunder pursuant to the Placement Agent Agreement dated the date hereof by and among the Company, the Placement Agent and the Investor (the "Placement Agent Agreement").
                                                    -------------------------

     NOW,  THEREFORE,  the  parties  hereto  agree  as  follows:

                                    ARTICLE I.
                               CERTAIN DEFINITIONS

     Section  1.1  "Advance"  shall  mean  the  portion of the Commitment Amount
                    ------
requested  by  the  Company  in the Advance Notice.

     Section  1.2 "Advance Date" shall mean the date the David Gonzalez Attorney
                   ------------
Trust Account is in receipt of the funds from the Investor and David Gonzalez, Esq., is in possession of free trading shares from the Company and therefore an Advance by the Investor to the Company can be made and David Gonzalez, Esq. can release the free trading shares to the Investor. The Advance Date shall be the first (1st) Trading Day after expiration of the applicable Pricing Period for each Advance.

     Section  1.3  "Advance  Notice" shall mean a written notice to the Investor
                    ---------------
setting forth the Advance amount that the Company requests from the Investor and the Advance Date.

     Section 1.4 "Advance Notice Date" shall mean each date the Company delivers
                  -------------------
to the Investor an Advance Notice requiring the Investor to advance funds to the Company, subject to the terms of this Agreement. No Advance Notice Date shall be less than five (5) Trading Days after the prior Advance Notice Date.

     Section  1.5 "Bid Price" shall mean, on any date, the closing bid price (as
                   ---------
reported by Bloomberg L.P.) of the Common Stock on the Principal Market or if the Common Stock is not traded on a Principal Market, the highest reported bid price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc.

     Section 1.6 "Closing" shall mean one of the closings of a purchase and sale
                  -------
of  Common  Stock  pursuant  to  Section  2.3.

     Section  1.7  "Commitment  Amount" shall mean the aggregate amount of up to
                    ------------------
Twenty Million U.S. Dollars ($20,000,000) which the Investor has agreed to provide to the Company in order to purchase the Company's Common Stock pursuant to the terms and conditions of this Agreement.

     Section  1.8  "Commitment  Period"  shall mean the period commencing on the
                    ------------------
earlier to occur of (i) the Effective Date, or (ii) such earlier date as the Company and the Investor may mutually agree in writing, and expiring on the earliest to occur of (x) the date on which the Investor shall have made payment of Advances pursuant to this Agreement in the aggregate amount of Twenty Million U.S. Dollars ($20,000,000), (y) the date this Agreement is terminated pursuant to Section 2.4, or (z) the date occurring twenty-four (24) months after the Effective Date.

     Section 1.9 "Common Stock" shall mean the Company's common stock, par value
                  ------------
$0.00001  per  share.

     Section 1.10 "Condition Satisfaction Date" shall have the meaning set forth
                   ---------------------------
in  Section  7.2.

     Section 1.11 "Damages" shall mean any loss, claim, damage, liability, costs
                   -------
and expenses (including, without limitation, reasonable attorney's fees and disbursements and costs and expenses of expert witnesses and investigation).

     Section  1.12  "Effective  Date" shall mean the date on which the SEC first
                     ---------------
declares effective a Registration Statement registering the resale of the Registrable Securities as set forth in Section 7.2(a).

     Section  1.13  "Escrow Agreement" shall mean the escrow agreement among the
                     ----------------
Company,  the  Investor,  and  David  Gonzalez,  Esq.,  dated  the  date hereof.

     Section 1.14 "Exchange Act" shall mean the Securities Exchange Act of 1934,
                   -----------
as  amended,  and  the  rules  and  regulations  promulgated  thereunder.

     Section  1.15  "Material  Adverse  Effect"  shall  mean  any  condition,
                     ------------------------
circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement or the Registration Rights Agreement in any material respect.

     Section  1.16 "Market Price" shall mean the lowest VWAP of the Common Stock
                    -----------
during  the  Pricing  Period.

     Section 1.17 "Maximum Advance Amount" shall be Seven Hundred Fifty Thousand
                   ----------------------
U.S.  Dollars  (US$750,000)  per  Advance  Notice.

     Section  1.18  "NASD"  shall  mean  the  National Association of Securities
                     ---
Dealers,  Inc.

     Section  1.19  "Person"  shall  mean  an  individual,  a  corporation,  a
                     ------
partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     Section  1.20  "Placement Agent" shall mean Sloan Securities Corporation, a
                     ---------------
registered  broker-dealer.

     Section  1.21  "Pricing Period" shall mean the five (5) consecutive Trading
                     --------------
Days  after  the  Advance  Notice  Date.

     Section  1.22 "Principal Market" shall mean the Nasdaq National Market, the
                    ---------------
Nasdaq SmallCap Market, the American Stock Exchange, the OTC Bulletin Board or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

     Section 1.23 "Purchase Price" shall be set at one hundred percent (100%) of
                   --------------
the  Market  Price  during  the  Pricing  Period.

     Section 1.24 "Registrable Securities" shall mean the shares of Common Stock
                   ----------------------
to be issued hereunder (i) in respect of which the Registration Statement has not been declared effective by the SEC, (ii) which have not been sold under circumstances meeting all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") or (iii)
                                                             --------
which have not been otherwise transferred to a holder who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend.

     Section  1.25  "Registration  Rights Agreement" shall mean the Registration
                     -----------------------------
Rights Agreement dated the date hereof, regarding the filing of the Registration Statement for the resale of the Registrable Securities, entered into between the Company and the Investor.

     Section  1.26  "Registration Statement" shall mean a registration statement
                     ----------------------
on Form S-1 or SB-2 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the resale of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement and the Registration Rights Agreement, and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investor of the Registrable Securities under the Securities Act.

     Section  1.27  "Regulation  D"  shall  have  the  meaning  set forth in the
                     -------------
recitals  of  this  Agreement.

     Section  1.28  "SEC"  shall  mean  the  Securities and Exchange Commission.
                     ---

     Section  1.29  "Securities  Act"  shall  have  the meaning set forth in the
                     ---------------
recitals  of  this  Agreement.

     Section  1.30  "SEC  Documents"  shall  mean Annual Reports on Form 10-KSB,
                     --------------
Quarterly  Reports  on  Form  10-QSB,  Current  Reports  on  Form  8-K and Proxy
Statements of the Company as supplemented to the date hereof, filed by the Company for a period of at least twelve (12) months immediately preceding the date hereof or the Advance Date, as the case may be, until such time as the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

     Section  1.31  "Trading  Day"  shall mean any day during which the New York
                     ------------
Stock  Exchange  shall  be  open  for  business.

     Section  1.32  "VWAP"  shall  mean the volume weighted average price of the
                     ----
Company's  Common  Stock  as  quoted  by  Bloomberg,  LP.

                                   ARTICLE II.
                                        f

     Section  2.1  Investments.
                   -----------

               (a)  Advances.  Upon  the  terms  and conditions set forth herein
                    --------
          (including, without limitation, the provisions of Article VII hereof), on any Advance Notice Date the Company may request an Advance by the Investor by the delivery of an Advance Notice. The number of shares of Common Stock that the Investor shall receive for each Advance shall be determined by dividing the amount of the Advance by the Purchase Price. No fractional shares shall be issued. Fractional shares shall be rounded to the next higher whole number of shares. The aggregate maximum amount of all Advances that the Investor shall be obligated to make under this Agreement shall not exceed the Commitment Amount.

     Section  2.2  Mechanics.
                   ---------

               (a) Advance Notice. At any time during the Commitment Period, the
                   --------------
          Company may deliver an Advance Notice to the Investor, subject to the conditions set forth in Section 7.2; provided, however, the amount for each Advance as designated by the Company in the applicable Advance Notice, shall not be more than the Maximum Advance Amount. The aggregate amount of the Advances pursuant to this Agreement shall not exceed the Commitment Amount. The Company acknowledges that the Investor may sell shares of the Company's Common Stock corresponding with a particular Advance Notice on the day the Advance Notice is received by the Investor. There shall be a minimum of five (5) Trading Days between each Advance Notice Date.

               (b)  Date  of Delivery of Advance Notice. An Advance Notice shall
                    -----------------------------------
          be deemed delivered on (i) the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 12:00 noon Eastern Time, or (ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 12:00 noon Eastern Time on a Trading Day or at any time on a day which is not a Trading Day. No Advance Notice may be deemed delivered on a day that is not a Trading Day.

               (c)  Pre-Closing Share Credit. Within two (2) business days after
                    ------------------------
          the Advance Notice Date, the Company shall credit shares of the Company's Common Stock to the Investor's counsel's balance account with The Depository Trust Company through its Deposit Withdrawal At Custodian system, in an amount equal to the amount of the requested Advance divided by the closing Bid Price of the Company's Common Stock as of the Advance Notice Date multiplied by one point one (1.1). Any adjustments to the number of shares to be delivered to the Investor at the Closing as a result of fluctuations in the closing Bid Price of the Company's Common Stock shall be made as of the date of the Closing. Any excess shares shall be credited to the next Advance. In no event shall the number of shares issuable to the Investor pursuant to an Advance cause the Investor to own in excess of nine and 9/10 percent (9.9%) of the then outstanding Common Stock of the Company.

               (d)  Hardship.  In  the  event  the  Investor sells the Company's
                    --------
          Common Stock pursuant to subsection (c) above and the Company fails to perform its obligations as mandated in Section 2.5 and 2.2 (c), and specifically fails to provide the Investor with the shares of Common Stock for the applicable Advance, the Company acknowledges that the Investor shall suffer financial hardship and therefore shall be liable for any and all losses, commissions, fees, or financial hardship caused to the Investor.

     Section  2.3 Closings. On each Advance Date, which shall be the first (1st)
                  --------
Trading  Day after expiration of the applicable Pricing Period for each Advance,
(i) the Company shall deliver to the Investor's Counsel, as defined pursuant to the Escrow Agreement, shares of the Company's Common Stock, representing the amount of the Advance by the Investor pursuant to Section 2.1 herein, registered in the name of the Investor which shall be delivered to the Investor, or otherwise in accordance with the Escrow Agreement and (ii) the Investor shall deliver to David Gonzalez, Esq. (the "Escrow Agent") the amount of the Advance
                                        ------------
specified in the Advance Notice by wire transfer of immediately available funds which shall be delivered to the Company, or otherwise in accordance with the Escrow Agreement. In addition, on or prior to the Advance Date, each of the Company and the Investor shall deliver to the other through the Investor's Counsel, all documents, instruments and writings required to be delivered by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein. Payment of funds to the Company and delivery of the Company's Common Stock to the Investor shall occur in accordance with the conditions set forth above and those contained in the Escrow Agreement;
provided,  however,  that  to  the  extent  the  Company  has not paid the fees,
--------   -------
expenses, and disbursements of the Investor, the Investor's counsel, or Kirkpatrick & Lockhart Nicholson Graham, LLP in accordance with Section 12.4, the amount of such fees, expenses, and disbursements may be deducted by the Investor (and shall be paid to the relevant party) from the amount of the Advance with no reduction in the amount of shares of the Company's Common Stock to be delivered on such Advance Date.

     Section  2.4  Termination  of Investment. The obligation of the Investor to
                   --------------------------
make an Advance to the Company pursuant to this Agreement shall terminate permanently (including with respect to an Advance Date that has not yet occurred) in the event that (i) there shall occur any stop order or suspension of the effectiveness of the Registration Statement for an aggregate of fifty
(50) Trading Days, other than due to the acts of the Investor, during the Commitment Period, and (ii) the Company shall at any time fail materially to comply with the requirements of Article VI and such failure is not cured within thirty (30) days after receipt of written notice from the Investor, provided,
                                                                       --------
however,  that  this  termination  provision  shall  not  apply  to  any  period
-------
commencing upon the filing of a post-effective amendment to such Registration Statement and ending upon the date on which such post effective amendment is declared effective by the SEC.

     Section  2.5  Agreement  to  Advance  Funds.
                   -----------------------------

               (a) The Investor agrees to advance the amount specified in the Advance Notice to the Company after the completion of each of the following conditions and the other conditions set forth in this
          Agreement:

                    (i) the execution and delivery by the Company, and the Investor, of this Agreement and the Exhibits hereto;

                    (ii) Investor's Counsel shall have received the shares of Common Stock applicable to the Advance in accordance with Section 2.2(c) hereof;

                    (iii) the Company's Registration Statement with respect to the resale of the Registrable Securities in accordance with the terms of the Registration Rights Agreement shall have been declared effective by the SEC;

                    (iv) the Company shall have obtained all material permits and qualifications required by any applicable state for the offer and sale of the Registrable Securities, or shall have the availability of exemptions therefrom. The sale and issuance of the Registrable Securities shall be legally permitted by all laws and regulations to which the Company is subject;

                    (v) the Company shall have filed with the Commission in a timely manner all reports, notices and other documents required of a "reporting company" under the Exchange Act and applicable Commission regulations;

                    (vi) the fees as set forth in Section 12.4 below shall have been paid or can be withheld as provided in Section 2.3; and

                    (vii) the conditions set forth in Section 7.2 shall have been satisfied.

                    (viii) the Company shall have provided to the Investor an acknowledgement, from Williams & Webster, P.S. as to its ability to provide all consents required in order to file a registration statement in connection with this transaction;

                    (ix)  The  Company's  transfer agent shall be DWAC eligible.

     Section  2.6  Lock  Up  Period.
                   -----------------

                    (i) During the Commitment Period, the Company shall not issue or sell (i) any Common Stock or Preferred Stock without consideration or for a consideration per share less than the Bid Price on the date of issuance or (ii) issue or sell any warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than the Bid Price on the date of issuance.

                    (ii) On the date hereof, the Company shall obtain from each officer and director a lock-up agreement, as defined below, in the form annexed hereto as Schedule 2.6 agreeing to only sell in compliance with the volume limitation of Rule 144.

                                  ARTICLE III.
                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

     Investor hereby represents and warrants to, and agrees with, the Company that the following are true and as of the date hereof and as of each Advance
Date:

     Section  3.1  Organization  and  Authorization.  The  Investor  is  duly
                   --------------------------------
incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite power and authority to purchase and hold the securities issuable hereunder. The decision to invest and the execution and delivery of this Agreement by such Investor, the performance by such Investor of its obligations hereunder and the consummation by such Investor of the transactions contemplated hereby have been duly authorized and requires no other proceedings on the part of the Investor. The undersigned has the right, power and authority to execute and deliver this Agreement and all other instruments (including, without limitations, the Registration Rights Agreement), on behalf of the Investor. This Agreement has been duly executed and delivered by the Investor and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms.

     Section  3.2  Evaluation  of  Risks.  The  Investor  has such knowledge and
                   ---------------------
experience in financial tax and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Company and of protecting its interests in connection with this transaction. It recognizes that its investment in the Company involves a high degree of risk.

     Section  3.3  No  Legal  Advice From the Company. The Investor acknowledges
                   ----------------------------------
that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and investment and tax advisors. The Investor is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

     Section  3.4  Investment Purpose. The securities are being purchased by the
                   ------------------
Investor for its own account, for investment and without any view to the distribution, assignment or resale to others or fractionalization in whole or in part. The Investor agrees not to assign or in any way transfer the Investor's rights to the securities or any interest therein and acknowledges that the Company will not recognize any purported assignment or transfer except in accordance with applicable Federal and state securities laws. No other person has or will have a direct or indirect beneficial interest in the securities. The Investor agrees not to sell, hypothecate or otherwise transfer the Investor's securities unless the securities are registered under Federal and applicable state securities laws or unless, in the opinion of counsel satisfactory to the Company, an exemption from such laws is available.

     Section  3.5  Accredited Investor. The Investor is an "Accredited Investor"
                   ------------------                       -------------------
as that term is defined in Rule 501(a)(3) of Regulation D of the Securities Act.

     Section  3.6  Information. The Investor and its advisors (and its counsel),
                   -----------
if any, have been furnished with all materials relating to the business, finances and operations of the Company and information it deemed material to making an informed investment decision. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by such Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor's right to rely on the Company's representations and warranties contained in this Agreement. The Investor understands that its investment involves a high degree of risk. The Investor is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables such Investor to obtain information from the Company in order to evaluate the merits and risks of this investment. The Investor has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to this transaction.

     Section  3.7  Receipt  of  Documents.  The  Investor  and  its counsel have
                   ----------------------
received and read in their entirety: (i) this Agreement and the Exhibits annexed hereto; (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants;
(iii) the Company's Form 10-KSB for the year ended December 31, 2004; and (iv) answers to all questions the Investor submitted to the Company regarding an investment in the Company; and the Investor has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

     Section 3.8 Registration Rights Agreement and Escrow Agreement. The parties
                 -------------------------------------------------
have entered into the Registration Rights Agreement and the Escrow Agreement, each dated the date hereof.

     Section  3.9  No  General Solicitation. Neither the Company, nor any of its
                   ------------------------
affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the shares of Common Stock offered hereby.

     Section  3.10 Not an Affiliate. The Investor is not an officer, director or
                   ----------------
a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Company or any "Affiliate" of the Company (as that term is defined in Rule 405 of the
 ---------
Securities  Act).

     Section  3.11  Trading  Activities.  The Investor's trading activities with
                    -------------------
respect to the Company's Common Stock shall be in compliance with all applicable federal and state securities laws, rules and regulations and the rules and regulations of the Principal Market on which the Company's Common Stock is listed or traded. Neither the Investor nor its affiliates has an open short position in the Common Stock of the Company, and the Investor agrees that it will not, and that it will cause its affiliates not to, engage in any short sales of or hedging transactions with respect to the Common Stock, provided that the Company acknowledges and agrees that upon receipt of an Advance Notice the Investor is permitted to sell the shares to be issued to the Investor pursuant to the Advance Notice during the applicable Pricing Period

                                  ARTICLE IV.
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     Except as stated below, on the disclosure schedules attached hereto or in the SEC Documents (as defined herein), the Company hereby represents and warrants to, and covenants with, the Investor that the following are true and correct as of the date hereof:

     Section  4.1  Organization  and  Qualification.  The  Company  is  duly
                   --------------------------------
incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite power and authority corporate power to own its properties and to carry on its business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

     Section  4.2 Authorization, Enforcement, Compliance with Other Instruments.
                  --------------------------------------------------------------
(i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Placement Agent Agreement and any related agreements, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Placement Agent Agreement and any related agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Placement Agent Agreement and any related agreements have been duly executed and delivered by the Company, (iv) this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Placement Agent Agreement and assuming the execution and delivery thereof and acceptance by the Investor and any related agreements constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

     Section  4.3  Capitalization. As of the date hereof, the authorized capital
                   --------------
stock of the Company consists of 200,000,000 shares of Common Stock, par value $0.00001 per share and no shares of Preferred Stock of which 62,262,000 shares of Common Stock and no shares of Preferred Stock were issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. Except as disclosed in the SEC Documents, no shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed in the SEC Documents, as of the date hereof, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities (iii) there are no outstanding registration statements other than on Form S-8 and (iv) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to the Registration Rights Agreement). There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by this Agreement or any related agreement or the consummation of the transactions described herein or therein. The Company has furnished to the Investor true and correct copies of the Company's Articles of Incorporation, as amended and as in effect on the date hereof (the "Articles of Incorporation"), and the Company's By-laws, as in
               ---------------------------
effect  on  the  date  hereof  (the  "By-laws"), and the terms of all securities
                                      -------
convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

     Section  4.4  No  Conflict. The execution, delivery and performance of this
                   ------------
Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Articles of Incorporation, any certificate of designations of any outstanding series of preferred stock of the Company or By-laws or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market on which the Common Stock is quoted) applicable to the Company or any of its subsidiaries or by which any material property or asset of the Company or any of its subsidiaries is bound or affected and which would cause a Material Adverse Effect. Except as disclosed in the SEC Documents, neither the Company nor its subsidiaries is in violation of any term of or in default under its Articles of Incorporation or By-laws or their organizational charter or by-laws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. The business of the Company and its subsidiaries is not being conducted in violation of any material law, ordinance, regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Registration Rights Agreement in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any fact or circumstance which might give rise to any of the foregoing.

     Section 4.5 SEC Documents; Financial Statements. Since January 1, 2003, the
                 -----------------------------------
Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under of the Exchange Act. The Company has delivered to the Investor or its representatives, or made available through the SEC's website at http://www.sec.gov, true and complete copies of the SEC Documents. As of their respective dates, the financial statements of the Company disclosed in the SEC Documents (the "Financial Statements") complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and, fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Investor which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     Section  4.6  10b-5. The SEC Documents do not include any untrue statements
                   -----
of material fact, nor do they omit to state any material fact required to be stated therein necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

     Section  4.7  No  Default.  Except  as  disclosed in the SEC Documents, the
                   -----------
Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it is or its property is bound and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under this Agreement or any of the exhibits or attachments hereto will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under its Articles of Incorporation, By-Laws, any material indenture, mortgage, deed of trust or other material agreement applicable to the Company or instrument to which the Company is a party or by which it is bound, or any statute, or any decree, judgment, order, rules or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, in each case which default, lien or charge is likely to cause a Material Adverse Effect on the Company's business or financial condition.

     Section  4.8  Absence of Events of Default. Except for matters described in
                   ----------------------------
the SEC Documents and/or this Agreement, no Event of Default, as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (as so defined), has occurred and is continuing, which would have a Material Adverse Effect on the Company's business, properties, prospects, financial condition or results of operations.

     Section  4.9 Intellectual Property Rights. The Company and its subsidiaries
                  ----------------------------
own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and, to the knowledge of the Company, there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

     Section  4.10  Employee  Relations.  Neither  the  Company  nor  any of its
                    -------------------
subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. None of the Company's or its subsidiaries' employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.

     Section  4.11  Environmental Laws. The Company and its subsidiaries are (i)
                    ------------------
in compliance with any and all applicable material foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

     Section  4.12  Title. Except as set forth in the SEC Documents, the Company
                    -----
has good and marketable title to its properties and material assets owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

     Section  4.13  Insurance.  The  Company  and  each  of its subsidiaries are
                    ---------
insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

     Section  4.14  Regulatory Permits. The Company and its subsidiaries possess
                    ------------------
all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

     Section  4.15  Internal  Accounting  Controls.  The Company and each of its
                    ------------------------------
subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     Section  4.16 No Material Adverse Breaches, etc. Except as set forth in the
                   ---------------------------------
SEC Documents, neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries. Except as set forth in the SEC Documents, neither the Company nor any of its subsidiaries is in breach of any contract or agreement which breach, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries.

     Section  4.17  Absence  of  Litigation.  Except  as  set  forth  in the SEC
                    -----------------------
Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or finding would
(i) have a Material Adverse Effect on the transactions contemplated hereby (ii) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein, or (iii) except as expressly disclosed in the SEC Documents, have a Material Adverse Effect on the business, operations, properties, financial condition or results of operation of the Company and its subsidiaries taken as a whole.

     Section  4.18  Subsidiaries.  Except as disclosed in the SEC Documents, the
                    ------------
Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity.

     Section  4.19  Tax  Status.  Except  as disclosed in the SEC Documents, the
                    -----------
Company and each of its subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

     Section 4.20 Certain Transactions. Except as set forth in the SEC Documents
                  --------------------
none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     Section 4.21 Fees and Rights of First Refusal. The Company is not obligated
                  --------------------------------
to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.

     Section  4.22 Use of Proceeds. The Company represents that the net proceeds
                   --------------
from this offering will be used for general corporate purposes. However, in no event shall the net proceeds from this offering be used by the Company for the payment (or loaned to any such person for the payment) of any judgment, or other liability, incurred by any executive officer, officer, director or employee of the Company, except for any liability owed to such person for services rendered, or if any judgment or other liability is incurred by such person originating from services rendered to the Company, or the Company has indemnified such person from liability.

     Section  4.23  Further Representation and Warranties of the Company. For so
                    ----------------------------------------------------
long as any securities issuable hereunder held by the Investor remain outstanding, the Company acknowledges, represents, warrants and agrees that it will maintain the listing of its Common Stock on the Principal Market.

     Section  4.24  Opinion of Counsel. Investor shall receive an opinion letter
                    ------------------
from  counsel  to  the  Company,  on  the  date  hereof.

     Section  4.25 Opinion of Counsel. The Company will obtain for the Investor,
                   ------------------
at the Company's expense, any and all opinions of counsel which may be reasonably required in order to sell the securities issuable hereunder without restriction.

     Section  4.26 Dilution. The Company is aware and acknowledges that issuance
                   --------
of shares of the Company's Common Stock could cause dilution to existing shareholders and could significantly increase the outstanding number of shares of Common Stock.

                                   ARTICLE V.
                                INDEMNIFICATION

     The Investor and the Company represent to the other the following with respect to itself:

     Section  5.1  Indemnification.
                   ---------------

               (a) In consideration of the Investor's execution and delivery of this Agreement, and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Investor, and all of its officers, directors, partners, employees and agents (including, without limitation, those retained in connection with the transactions contemplated  by  this  Agreement)  (collectively,  the  "Investor
                                                                    ---------
          Indemnitees")  from and against any and all actions, causes of action,
          -----------
          suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Investor Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"),
                                                      -----------------------
          incurred by the Investor Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, or
          (c) any cause of action, suit or claim brought or made against such Investor Indemnitee not arising out of any action or inaction of an Investor Indemnitee, and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Investor Indemnitees. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

               (b) In consideration of the Company's execution and delivery of this Agreement, and in addition to all of the Investor's other obligations under this Agreement, the Investor shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, shareholders, employees and agents (including, without limitation, those retained in connection with the transactions contemplated  by  this  Agreement)  (collectively,  the  "Company
                                                                    -------
          Indemnitees")  from  and  against  any and all Indemnified Liabilities
          -----------
          incurred by the Company Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Investor in this Agreement, the Registration Rights Agreement, or any instrument or document contemplated hereby or thereby executed by the Investor, (b) any breach of any covenant, agreement or obligation of the Investor(s) contained in this Agreement, the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Investor, or (c) any cause of action, suit or claim brought or made against such Company Indemnitee based on misrepresentations or due to a breach by the Investor and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Company Indemnitees. To the extent that the foregoing undertaking by the Investor may be unenforceable for any reason, the Investor shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

               (c) The obligations of the parties to indemnify or make contribution under this Section 5.1 shall survive termination.

                                  ARTICLE VI.
                            COVENANTS OF THE COMPANY

     Section  6.1  Registration Rights. The Company shall cause the Registration
                   -------------------
Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof.

     Section  6.2 Listing of Common Stock. The Company shall maintain the Common
                  -----------------------
Stock's authorization for quotation on the National Association of Securities Dealers Inc.'s Over the Counter Bulletin Board.

     Section  6.3  Exchange  Act Registration. The Company will cause its Common
                   --------------------------
Stock to continue to be registered under Section 12(g) of the Exchange Act, will file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act and will not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Exchange Act.

     Section  6.4  Transfer  Agent Instructions. Not later than two (2) business
                   ----------------------------
days after each Advance Notice Date and prior to each Closing and the effectiveness of the Registration Statement and resale of the Common Stock by the Investor, the Company will deliver instructions to its transfer agent to issue shares of Common Stock free of restrictive legends.

     Section  6.5 Corporate Existence. The Company will take all steps necessary
                  -------------------
to  preserve  and  continue  the  corporate  existence  of  the  Company.

     Section  6.6 Notice of Certain Events Affecting Registration; Suspension of
                  --------------------------------------------------------------
Right  to Make an Advance. The Company will immediately notify the Investor upon
-------------------------
its becoming aware of the occurrence of any of the following events in respect of a registration statement or related prospectus relating to an offering of Registrable Securities: (i) receipt of any request for additional information by the SEC or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the SEC or any other Federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related prospectus of any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate; and the Company will promptly make available to the Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to the Investor any Advance Notice during the continuation of any of the foregoing events.

     Section  6.7  Expectations  Regarding Advance Notices. Within ten (10) days
                   ---------------------------------------
after the commencement of each calendar quarter occurring subsequent to the commencement of the Commitment Period, the Company must notify the Investor, in writing, as to its reasonable expectations as to the dollar amount it intends to raise during such calendar quarter, if any, through the issuance of Advance Notices. Such notification shall constitute only the Company's good faith estimate and shall in no way obligate the Company to raise such amount, or any amount, or otherwise limit its ability to deliver Advance Notices. The failure by the Company to comply with this provision can be cured by the Company's notifying the Investor, in writing, at any time as to its reasonable expectations with respect to the current calendar quarter.

     Section  6.8  Restriction  on  Sale of Capital Stock. During the Commitment
                   --------------------------------------
Period, the Company shall not issue or sell (i) any Common Stock or Preferred Stock without consideration or for a consideration per share less than the bid price of the Common Stock determined immediately prior to its issuance, (ii) issue or sell any Preferred Stock warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock's Bid Price determined immediately prior to its issuance, or
(iii)  file  any  registration  statement  on  Form  S-8.

     Section 6.9 Consolidation; Merger. The Company shall not, at any time after
                 ---------------------
the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all the assets of the Company to another entity (a "Consolidation Event") unless the resulting successor or acquiring
             --------------------
entity (if not the Company) assumes by written instrument the obligation to deliver to the Investor such shares of stock and/or securities as the Investor is entitled to receive pursuant to this Agreement.

     Section 6.10 Issuance of the Company's Common Stock. The sale of the shares
                  --------------------------------------
of Common Stock shall be made in accordance with the provisions and requirements of Regulation D and any applicable state securities law.

                                  ARTICLE VII.
                CONDITIONS FOR ADVANCE AND CONDITIONS TO CLOSING

     Section  7.1  Conditions  Precedent  to the Obligations of the Company. The
                   --------------------------------------------------------
obligation hereunder of the Company to issue and sell the shares of Common Stock to the Investor incident to each Closing is subject to the satisfaction, or waiver by the Company, at or before each such Closing, of each of the conditions set forth below.

               (a)  Accuracy  of  the Investor's Representations and Warranties.
                    ------------------------------------------------------------
          The representations and warranties of the Investor shall be true and correct in all material respects.

               (b)  Performance  by  the  Investor.  The  Investor  shall  have
                    ------------------------------
          performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Investor at or prior to such Closing.

     Section  7.2 Conditions Precedent to the Right of the Company to Deliver an
                  --------------------------------------------------------------
Advance  Notice  and the Obligation of the Investor to Purchase Shares of Common
--------------------------------------------------------------------------------
Stock.  The right of the Company to deliver an Advance Notice and the obligation
-----
of the Investor hereunder to acquire and pay for shares of the Company's Common Stock incident to a Closing is subject to the fulfillment by the Company, on (i) the date of delivery of such Advance Notice and (ii) the applicable Advance Date (each a "Condition Satisfaction Date"), of each of the following conditions:
           -----------------------------

               (a)  Registration  of  the Common Stock with the SEC. The Company
                    -----------------------------------------------
          shall have filed with the SEC a Registration Statement with respect to the resale of the Registrable Securities in accordance with the terms of the Registration Rights Agreement. As set forth in the Registration Rights Agreement, the Registration Statement shall have previously become effective and shall remain effective on each Condition Satisfaction Date and (i) neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and the Investor is reasonably satisfied that the SEC no longer is considering or intends to take such action), and (ii) no other suspension of the use or withdrawal of the effectiveness of the Registration Statement or related prospectus shall exist. The
          Registration Statement must have been declared effective by the SEC prior to the first Advance Notice Date.

               (b)  Authority.  The  Company shall have obtained all permits and
                    ---------
          qualifications required by any applicable state in accordance with the Registration Rights Agreement for the offer and sale of the shares of Common Stock, or shall have the availability of exemptions therefrom. The sale and issuance of the shares of Common Stock shall be legally permitted by all laws and regulations to which the Company is subject.

               (c)  Fundamental  Changes.  There shall not exist any fundamental
                    --------------------
          changes to the information set forth in the Registration Statement which would require the Company to file a post-effective amendment to the Registration Statement.

               (d) Performance by the Company. The Company shall have performed,
                   --------------------------
          satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement (including, without limitation, the conditions specified in Section 2.5 hereof) and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

               (e) No Injunction. No statute, rule, regulation, executive order,
                   -------------
          decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly and adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

               (f) No Suspension of Trading in or Delisting of Common Stock. The
                   --------------------------------------------------------
          trading of the Common Stock is not suspended by the SEC or the Principal Market (if the Common Stock is traded on a Principal Market). The issuance of shares of Common Stock with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal Market (if the Common Stock is traded on a Principal Market). The Company shall not have received any notice threatening the continued listing of the Common Stock on the Principal Market (if the Common Stock is traded on a Principal Market).

               (g) Maximum Advance Amount. The amount of an Advance requested by
                   ----------------------
          the Company shall not exceed the Maximum Advance Amount. In addition, in no event shall the number of shares issuable to the Investor pursuant to an Advance cause the Investor to own in excess of nine and 9/10 percent (9.9%) of the then outstanding Common Stock of the Company.

               (h) No Knowledge. The Company has no knowledge of any event which
                   ------------
          would be more likely than not to have the effect of causing such Registration Statement to be suspended or otherwise ineffective.

               (i)  Other.  On  each  Condition  Satisfaction Date, the Investor
                    -----
          shall  have  received  the  certificate  executed by an officer of the
          Company  in  the  form  of  Exhibit  A  attached  hereto.
                                      ----------

                                  ARTICLE VIII.
         DUE DILIGENCE REVIEW; NON-DISCLOSURE OF NON-PUBLIC INFORMATION

     Section  8.1  Due Diligence Review. Prior to the filing of the Registration
                   --------------------
Statement the Company shall make available for inspection and review by the Investor, its advisors and representatives, and any underwriter participating in any disposition of the Registrable Securities on behalf of the Investor pursuant to the Registration Statement, any such registration statement or amendment or supplement thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Investor or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

     Section  8.2  Non-Disclosure  of  Non-Public  Information.
                   -------------------------------------------

               (a) The Company shall not disclose non-public information to the Investor, its advisors, or its representatives, unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Investor's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investor.

               (b) Nothing herein shall require the Company to disclose non-public information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investor and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 8.2 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

                                  ARTICLE IX.
                           CHOICE OF LAW/JURISDICTION

     Section  9.1  Governing  Law.  This  Agreement  shall  be  governed  by and
                   --------------
interpreted in accordance with the laws of the State of Nevada without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in Hudson County, New Jersey, and expressly consent to the jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County, New Jersey and the United States District Court of New Jersey, sitting in Newark, New Jersey, for the adjudication of any civil action asserted pursuant to this paragraph.

                                   ARTICLE X.
                            ASSIGNMENT; TERMINATION

     Section  10.1  Assignment.  Neither  this  Agreement  nor any rights of the
                    ---------
Company  hereunder  may  be  assigned  to  any  other  Person.

     Section  10.2 Termination. The obligations of the Investor to make Advances
                   -----------
under Article II hereof shall terminate twenty-four (24) months after the Effective Date.

                                  ARTICLE XI.
                                    NOTICES

     Section  11.1  Notices.  Any  notices,  consents,  waivers,  or  other
                    -------
communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested;
(iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:     Falcon Natural Gas Corp.
                           Westchase Center
                           2500 Citywest Blvd - Suite 300
                           Houston, TX 77019
                           Attention:  Massimiliano Pozzoni
                           Telephone:  (832) 476-8699
                           Facsimile:  (713) 456-2581

With a copy to:            Kirkpatrick & Lockhart Nicholson Graham LLP
                           201 South Biscayne Boulevard - Suite 2000
                           Miami, FL  33131-2399
                           Attention:  Clayton E. Parker, Esq.
                           Telephone:  (305) 539-3300
                           Facsimile:  (305) 358-7095

If to the Investor(s):     Cornell Capital Partners, LP
                           101 Hudson Street -Suite 3700
                           Jersey City, NJ 07302
                           Attention:  Mark Angelo
                                       Portfolio Manager
                           Telephone:  (201) 985-8300
                           Facsimile:  (201) 985-8266

With a Copy to:            David Gonzalez, Esq.
                           101 Hudson Street - Suite 3700
                           Jersey City, NJ 07302
                           Telephone:  (201) 985-8300
                           Facsimile:  (201) 985-8266


Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

                                  ARTICLE XII.
                                  MISCELLANEOUS

     Section  12.1  Counterparts.  This Agreement may be executed in two or more
                    ------------
identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof, though failure to deliver such copies shall not affect the validity of this Agreement.

     Section  12.2  Entire  Agreement; Amendments. This Agreement supersedes all
                    -----------------------------
other prior oral or written agreements between the Investor, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

     Section  12.3  Reporting  Entity for the Common Stock. The reporting entity
                    --------------------------------------
relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

     Section  12.4  Fees  and  Expenses.  The  Company  hereby agrees to pay the
                    -------------------
following  fees:

               (a)  Structuring Fees. Each of the parties shall pay its own fees
                    ----------------
          and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that the Company has previously paid a structuring fee of Fifteen Thousand Dollars ($15,000) to Yorkville Advisors Management, LLC. Subsequently on each Advance Date, the Company will pay Yorkville Advisors Management, LLC a structuring fee of Five Hundred Dollars ($500) and any outstanding fees of Kirkpatrick & Lockhart Nicholson Graham, LLP directly out the proceeds of any Advances hereunder.

               (b)  Commitment  Fees.
                    ----------------

                    (i) On each Advance Date the Company shall pay to the Investor, directly from the gross proceeds held in escrow, an amount equal to five percent (5%) of the amount of each Advance. The Company hereby agrees that if such payment, as is described above, is not made by the Company on the Advance Date, such payment will be made at the direction of the Investor as outlined and mandated by Section 2.3 of this Agreement.

                    (ii) No additional compensation is due to the Investor. The Company previously issued to the Investor Four Hundred Thousand (400,000) shares of the Company's Common Stock (the "Investor's
                                                                      ----------
               Shares").
               ------

                    (iii)  Fully Earned. The Investor's Shares were deemed fully
                           ------------
               earned  on  November  19,  2004.

                    (iv)  Registration  Rights.  The Investor's Shares will have
                          --------------------
               "piggy-back"  registration  rights.

     Section  12.5  Brokerage. Each of the parties hereto represents that it has
                    ---------
had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party. The Company on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

     Section  12.6  Confidentiality.  If  for  any  reason  the  transactions
                    ---------------
contemplated by this Agreement are not consummated, each of the parties hereto shall keep confidential any information obtained from any other party (except information publicly available or in such party's domain prior to the date hereof, and except as required by court order) and shall promptly return to the other parties all schedules, documents, instruments, work papers or other written information without retaining copies thereof, previously furnished by it as a result of this Agreement or in connection herein.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Standby Equity Distribution Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                            COMPANY:
                                            FALCON NATURAL GAS CORP.

                                            By: /S/ Massimiliano Pozzoni
                                                --------------------------
                                            Name:  Massimiliano Pozzoni
                                            Title:  Vice President


                                            INVESTOR:
                                            CORNELL CAPITAL PARTNERS, LP

                                            BY:  YORKVILLE ADVISORS, LLC
                                            ITS:  GENERAL PARTNER

                                            By: /S/ Mark Angelo
                                                --------------------------
                                            Name:  Mark Angelo
                                            Title:  Portfolio Manager

                                    EXHIBIT A
                      ADVANCE NOTICE/COMPLIANCE CERTIFICATE
                            FALCON NATURAL GAS CORP.

     The  undersigned,                         hereby certifies, with respect to
                      -------------------------
the  sale of shares of Common Stock of FALCON NATURAL GAS CORP. (the "Company"),
                                                                      -------
issuable in connection with this Advance Notice and Compliance Certificate dated
                     (the  "Notice"),  delivered  pursuant to the Standby Equity
--------------------        ------
Distribution  Agreement  (the  "Agreement"),  as  follows:
                                ---------

     1.   The  undersigned  is  the  duly  elected  President  of  the  Company.

     2. There are no fundamental changes to the information set forth in the Registration Statement which would require the Company to file a post effective amendment to the Registration Statement.

     3. The Company has performed in all material respects all covenants and agreements to be performed by the Company on or prior to the Advance Date related to the Notice and has complied in all material respects with all obligations and conditions contained in the Agreement.

     4. The undersigned hereby represents, warrants and covenants that it has made all filings ("SEC Filings") required to be made by it pursuant to
                             -----------
          applicable securities laws (including, without limitation, all filings required under the Securities Exchange Act of 1934, which include Forms 10-Q, 10-K, 8-K, etc. All SEC Filings and other public disclosures made by the Company, including, without limitation, all press releases, analysts meetings and calls, etc. (collectively, the "Public Disclosures"), have been reviewed and approved for release by
          ---------------------
          the Company's attorneys and, if containing financial information, the Company's independent certified public accountants. None of the Company's Public Disclosures contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

5.     The  Advance  requested  is                            .
                                   --------------------------

The  undersigned  has  executed  this  Certificate  this         day  of
                                                        ---------
                        .
------------------------

                                            FALCON NATURAL GAS CORP.


                                            By:
                                            Name:
                                            Title:

                                  SCHEDULE 2.6
                                  ------------
                            FALCON NATURAL GAS CORP.
                            ------------------------

     The undersigned hereby agrees that for a period commencing on the date hereof and expiring on the termination of the Agreement dated April 19, 2005 between Falcon Natural Gas Corp., (the "Company"), and Cornell Capital Partners,
                                        -------
LP, (the "Investor") (the "Lock-up Period"), he, she or it will not, directly or
          --------         --------------
indirectly, without the prior written consent of the Investor, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of except pursuant to Rule 144 of the General Rules and Regulations under the Securities Act of 1933, any securities of the Company, including common stock or options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein (collectively, the "Securities").
-----------

     In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in the name of the undersigned or beneficially owned by the undersigned, and the undersigned hereby confirms the undersigned's investment in the Company.

Dated:                     , 2005
      --------------------
                                            Signature


                                    --------------------------------------------
                                    Address:
                                            ------------------------------------
                                    City, State, Zip Code:
                                                           ---------------------


                                    --------------------------------------------
                                    Print Social Security Number
                                    or Taxpayer I.D. Number